UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03870
Morgan Stanley U.S. Government Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley U.S. Government Securities Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2010

Total Return for the 6 Months Ended June 30, 2010

Lipper
				Barclays	General U.S.
				Capital U.S.	Government
				Government	Funds
Class A	Class B	Class C	Class I	Index[1]	Index[2]
4.88%	4.89%	4.60%	5.01%	5.40%	6.05%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended June 30, 2010, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund’s Distributor is currently waiving the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for at least one year or until such time that the Fund’s Board of Trustees acts to discontinue such waiver when it deems that such action is appropriate.

Market Conditions

Recent gross domestic product (GDP) data showed that the U.S. economy continued to expand in the first quarter of 2010, albeit at a slower pace than the last quarter of 2009. That said, investors remained concerned about the economy’s future path. The government’s fiscal stimulus packages did help to stabilize the housing market and consumer spending, but fears persisted about the potential impact on the economy once these programs are completely phased out. Furthermore, the labor market remained weak. Although the unemployment rate declined slightly toward the end of the period, some of the decline was attributable to workers leaving the labor force rather than an increase in employment.

Against this backdrop, financial markets were choppy and government bonds in most developed countries (with the exception of peripheral Europe) continued to be regarded as “safe haven” assets. Over the course of the six-month reporting period, U.S. Treasury yields declined across the yield curve, with yields on 2- , 5- , 10- , and 30-year Treasuries falling by 53, 91, 91, and 75 basis points, respectively. With regard to agency debt, spreads were relatively unchanged on intermediate maturities but widened somewhat on long maturities.

Spreads on agency mortgage-backed securities (MBS) widened by approximately 10 basis points during the period. After the Federal Reserve’s purchase program ended in March, option-adjusted spreads widened slightly but as market conditions improved in June, spreads began to narrow. Within the sector, for the overall period, 15-year mortgages outperformed 30-year mortgages and higher coupons outperformed lower coupons.

Performance Analysis

All share classes of Morgan Stanley U.S. Government Securities Trust underperformed the Barclays Capital U.S. Government Index (the “Index”) and the Lipper General U.S. Government Funds Index for the six months ended June 30, 2010, assuming no deduction of applicable sales charges.

The Fund maintained a lower duration (or interest rate sensitivity) than that of the Index during the period. This positioning detracted from relative performance as it kept the Fund from more fully participating in the rally in Treasury prices as yields declined. However, this was partially offset by the Fund’s exposure to agency MBS, which was increased during the second quarter of this year after widening yield spreads made them more attractive. This sector, which is not represented in the Index, outperformed Treasuries for the overall reporting period, making the Fund’s holdings advantageous to relative performance.

With regard to yield-curve positioning, the Fund was positioned for a flattening of the curve between the 2-year and 5-year segments. The Fund also held a small underweight relative to the Index in the agency sector. These positions had no material impact on relative performance for the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 06/30/10
U.S. Government Agencies-Mortgage-Backed Securities	51.0%
U.S. Government Agencies & Obligations	25.1
Short-Term Investments	11.6
Municipal Bonds	4.0
Asset-Backed Securities	3.4
Foreign Government Obligations	3.3
Commercial Mortgage-Backed Securities	1.2
Collateralized Mortgage Obligations	0.4

* Does not include long/short futures contracts with an underlying face amount of $769,609,009 and net unrealized appreciation of $2,302,125. Also does not include open swap contracts with net unrealized depreciation of $21,880,891.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its net assets in a portfolio of U.S. government securities. In making investment decisions, the Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., considers economic developments, interest rate trends and other factors. The U.S. government securities (including zero coupon securities) that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program or other similar FDIC programs. The Fund’s investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended June 30, 2010

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 06/29/84)		(since 07/28/97)		(since 07/28/97)
Symbol	USGAX		USGBX		USGCX		USGDX
1 Year	6.95%[3]		6.96%[3]		6.39%[3]		7.22%[3]
	2.40	[4]	1.96	[4]	5.39	[4]	—

5 Years	2.68	[3]	2.75	[3]	2.15	[3]	2.93	[3]
	1.79	[4]	2.41	[4]	2.15	[4]	—

10 Years	4.46	[3]	4.45	[3]	3.92	[3]	4.71	[3]
	4.01	[4]	4.45	[4]	3.92	[4]	—

Since Inception	4.61	[3]	6.38	[3]	4.12	[3]	4.85	[3]
	4.26	[4]	6.38	[4]	4.12	[4]	—

Gross Expense Ratio	0.92		0.91		1.42		0.67

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 4.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See “Conversion Feature” for Class B shares in “Share Class Arrangements” of the Prospectus for more information.

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)	The Barclays Capital U.S. Government Index is a broad-based measure of U.S. government and Treasury securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper General U.S. Government Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/10 – 06/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/10 –
	01/01/10	06/30/10	06/30/10
Class A
Actual (4.88% return)	$1,000.00	$1,048.80	$4.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.38	$4.46
Class B
Actual (4.89% return)	$1,000.00	$1,048.90	$4.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.43	$4.41
Class C
Actual (4.60% return)	$1,000.00	$1,046.00	$7.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$6.95
Class I
Actual (5.01% return)	$1,000.00	$1,050.10	$3.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.62	$3.21

@	Expenses are equal to the Fund’s annualized expense ratios of 0.89%, 0.88%, 1.39% and 0.64% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended June 30, 2010, the total operating expense ratio for Class B shares was lower, and as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.
The Fund’s Distributor is currently waiving the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for at least one year or until such time that the Fund’s Board of Trustees acts to discontinue such waiver when it deems that such action is appropriate.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the Fund’s management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were competitive with its peer group average, and that the Fund’s performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2010 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	U.S. Government Agencies & Obligations (28.5%)
	Diversified Financial Services – FDIC Guaranteed (7.2%)
$41,600	Citigroup Funding, Inc. (See Note 6)	2.25%	12/10/12	$42,848,499
48,650	GMAC, Inc.	2.20	12/19/12	50,012,298

				92,860,797

	Finance – Other Services – U.S. Government Guaranteed (0.6%)
6,960	Private Export Funding Corp.	4.30	12/15/21	7,278,935

	Savings & Loan/Thrifts – Southern U.S. – U.S. Government Guaranteed (0.8%)
10,330	U.S. Central Federal Credit Union	1.90	10/19/12	10,549,006

	Special Purpose Entity – U.S. Government Guaranteed (0.8%)
10,243	Amal Ltd. (Cayman Islands)	3.465	08/21/21	10,550,998

	U.S. Government Agencies (7.6%)
10,760	Federal Home Loan Bank	5.00	11/17/17	12,297,873
	Federal Home Loan Mortgage Corp.
2,314		4.875	06/13/18	2,623,486
2,750		5.00	04/18/17	3,144,826
37,000	Federal National Mortgage Assoc.	5.00	05/11/17	42,275,682
	Tennessee Valley Authority
10,980		4.875	12/15/16	12,383,178
6,935		5.25	09/15/39	7,696,491
8,085		7.125	05/01/30	10,906,390
	U.S. Department of Housing and Urban Development 99-A
2,789		6.06	08/01/10	2,788,777
3,100		6.16	08/01/11	3,100,821

				97,217,524

	U.S. Government Obligations (11.5%)
	U.S. Treasury Bonds
12,000		4.375	11/15/39	12,956,256
23,000		4.625	02/15/40	25,857,037
45,000		7.50	11/15/24	65,285,145
43,000	U.S. Treasury Notes	2.375	10/31/14	44,370,625

				148,469,063

	Total U.S. Government Agencies & Obligations (Cost $349,526,038)			366,926,323

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	U.S. Government Agencies – Mortgage-Backed Securities (57.9%)
	Federal Home Loan Mortgage Corp. (ARM) (1.0%)
$2,539		5.529%	01/01/38	$2,705,536
4,917		5.91	11/01/36	5,230,228
4,285		5.947	10/01/36	4,559,282

				12,495,046

	Federal Home Loan Mortgage Corp. (PC) Gold (13.3%)
33,450		4.50	(a)	34,443,187
15,378		4.50	09/01/39	15,957,414
15,475		5.00	(a)	16,306,781
28,900		5.00	10/01/35–01/01/40	30,646,868
26,575		5.50	(a)	28,435,250
11,851		5.50	05/01/38–11/01/39	12,734,384
3,995		6.00	(a)	4,322,091
17,217		6.00	07/01/38–08/01/38	18,719,021
4,985		6.50	03/01/29–09/01/36	5,483,575
1,350		7.50	05/01/35	1,546,290
728		8.00	08/01/32	842,031
772		8.50	08/01/31	908,708

				170,345,600

	Federal National Mortgage Assoc. (30.9%)
12,675		4.50	(a)	13,092,882
43,087		4.50	01/01/25–08/01/39	44,872,317
23,475		5.00	(a)	24,751,453
59,735		5.00	05/01/35–03/01/40	63,345,827
18,925		5.50	(a)	20,252,702
125,371		5.50	03/01/35–08/01/38	134,893,483
67,851		6.00	01/01/37–06/01/39	73,777,590
14,680		6.50	06/01/29–02/01/39	16,113,570
4		7.00	05/01/31	4,177
2,221		7.50	08/01/37	2,531,722
1,697		8.00	04/01/33	1,968,131
1,538		8.50	10/01/32	1,791,546

				397,395,400

	Federal National Mortgage Assoc. (ARM) (0.9%)
5,979		2.628	05/01/35	6,023,427
3,670		4.473	07/01/35	3,687,739
1,261		5.708	03/01/38	1,342,942

				11,054,108

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Government National Mortgage Assoc. (11.3%)
$23,000		4.50%		11/15/39–06/15/40	$24,018,472
14,650		5.50		(a)	15,828,871
6,716		6.00		03/15/26–08/15/29	7,431,350
14,271		6.50		03/15/14–07/15/31	15,812,939
30,453		7.00		04/15/17–04/15/26	34,404,184
16,643		7.50		11/15/32	18,973,372
4,280		8.00		06/15/16–09/15/31	4,933,786
8,191		8.50		07/15/30	9,583,987
5,252		9.00		11/15/15–02/15/25	5,875,901
3,493		9.50		02/15/16–12/15/20	3,960,917
4,299		10.00		10/15/10–11/15/20	4,878,843

					145,702,622

	Government National Mortgage Assoc. (GPM) (0.0%)
144		12.25		09/15/13-06/15/15	163,918

	Government National Mortgage Assoc. II (0.5%)
3,837		6.00		09/20/34	4,228,497
1,944		6.50		01/20/24–05/20/29	2,173,914
519		7.00		03/20/26–07/20/29	581,270

					6,983,681

	Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $721,117,959)				744,140,375

	Asset-Backed Securities (3.9%)
	Ally Master Owner Trust
1,475	2010-1 A (144A) (b)	2	.10 (c)	01/15/15	1,496,068
3,500	2010-3 A (144A) (b)	2.88		04/15/15	3,551,718
945	BMW Floorplan Master Owner Trust 2009-1A A (144A) (b)	1	.50 (c)	09/15/14	945,513
1,230	Brazos Student Finance Corp. 2010-1 A1	2	.085(c)	06/25/35	1,229,548
3,200	Chesapeake Funding LLC 2009-1 A (144A) (b)	2	.347(c)	12/15/20	3,215,599
2,368	CIT Equipment Collateral 2009-VT1 A2 (144A) (b)	2.20		06/15/11	2,372,021
13,800	Discover Card Master Trust 2009-A1 A1	1	.65 (c)	12/15/14	14,031,777
	Ford Credit Floorplan Master Owner Trust
10,750	2009-2 A	1	.90 (c)	09/15/14	10,853,339
2,500	2010-3 A1 (144A) (b)	4.20		02/15/17	2,631,433
5,200	Nissan Master Owner Trust Receivables 2010-AA A (144A) (b)	1	.487(c)	01/15/15	5,216,433
4,079	Wheels SPV LLC 2009-1 A (144A) (b)	1	.90 (c)	03/15/18	4,084,135

	Total Asset-Backed Securities (Cost $49,242,273)				49,627,584

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE

	Collateralized Mortgage Obligation (0.5%)
	Private Issue
$6,423	FDIC Structured Sale Guaranteed Notes 2010-S1 1A (144A) (Cost $6,423,075) (b)	0	.904(c)%	02/25/48	$6,449,949

	Commercial Mortgage-Backed Securities (1.3%)
2,600	Bear Stearns Commercial Mortgage Securities 2004-T14 A4	5.20		01/12/41	2,782,592
	GE Capital Commercial Mortgage Corp.
3,222	2004-C1 A3	4.596		11/10/38	3,320,538
4,000	2004-C2 A4	4.893		03/10/40	4,196,196
2,000	LB-UBS Commercial Mortgage Trust 2004-C2 A4	4.367		03/15/36	2,028,102
4,100	Wachovia Bank Commercial Mortgage Trust 2004-C12 A4	5	.484(c)	07/15/41	4,353,765

	Total Commercial Mortgage-Backed Securities (Cost $16,067,040)				16,681,193

	Municipal Bonds (4.5%)
	California (1.4%)
4,615	Bay Area Toll Authority	6.263		04/01/49	4,895,038
9,980	Los Angeles Unified School District	5.75		07/01/34	10,031,797
3,060	San Francisco City & County Public Utilities Commission	6.00		11/01/40	3,176,586

					18,103,421

	Georgia (0.4%)
3,085	Municipal Electric Authority of Georgia Plant Vogtle	6.655		04/01/57	3,063,066
1,760	Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4 Ser 2010 J	6.637		04/01/57	1,743,227

					4,806,293

	Missouri (0.7%)
8,745	Missouri Highway & Transportation Commission	5.445		05/01/33	9,270,662

	New Jersey (0.3%)
4,000	New Jersey Economic Development Authority	1	.48 (c)	06/15/13	3,998,000

	New York (1.1%)
3,875	City of New York Ser G-1	5.968		03/01/36	4,092,155
3,140	New York City Municipal Water Finance Authority	5.952		06/15/42	3,382,251
3,625	New York City Transitional Finance Authority	5.267		05/01/27	3,818,756
3,000	New York State Dormitory Authority	5.628		03/15/39	3,104,310

					14,397,472

	Oregon (0.2%)
2,575	Oregon State Department of Transportation (Series A)	5.834		11/15/34	2,846,791

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Washington (0.4%)
$2,440	State of Washington	5.09%	08/01/33	$2,483,554
1,580	State of Washington (Series D)	5.481	08/01/39	1,695,782

				4,179,336

	Total Municipal Bonds (Cost $56,135,688)			57,601,975

	Foreign Government Obligations (3.8%)
29,130	Egypt Government AID Bonds (Egypt)	4.45	09/15/15	32,141,372
14,175	Israel Government AID Bond (Israel)	5.50	09/18/23	16,612,193

	Total Foreign Government Obligations (Cost $44,077,939)			48,753,565

	Short-Term Investments (13.1%)
	U.S. Government Obligations (d)(e) (12.1%)
156,034	U.S. Treasury Bills (Cost $155,900,584)	0.164–0.251	08/19/10 – 02/10/11	155,900,584

NUMBER OF
SHARES (000)

	Investment Company (1.0%)
12,958	Morgan Stanley Institutional Liquidity Funds – Government Portfolio - Institutional Class (See Note 6)(Cost $12,957,808)			12,957,808

	Total Short-Term Investments (Cost $168,858,392)			168,858,392

	Total Investments (Cost $1,411,448,404) (f)(g)		113.5%	1,459,039,356
	Liabilities in Excess of Other Assets		(13.5)	(173,064,041)

	Net Assets		100.0%	$1,285,975,315

ARM	Adjustable Rate Mortgage. Interest rate in effect as of June 30, 2010.
FDIC	Federal Deposit Insurance Corporation.
GPM	Graduated Payment Mortgage.
PC	Participation Certificate.
(a)	Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(b)	Resale is restricted to qualified institutional investors.
(c)	Floating rate security. Rate shown is the rate in effect at June 30, 2010.
(d)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(e)	A portion of this security has been physically segregated in connection with open futures and swap contracts.
(f)	Securities have been designated as collateral in connection with securities purchased on a forward commitment basis, open futures and swap contracts.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $48,344,577 and the aggregate gross unrealized depreciation is $753,625 resulting in net unrealized appreciation of $47,590,952.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2010 (unaudited) continued

Futures Contracts Open at June 30, 2010:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
1,849	Long	U.S. Treasury Notes 5 Year, September 2010	$218,832,035	$3,077,341
225	Long	U.S. Treasury Bonds 30 Year, September 2010	28,687,500	792,302
189	Long	U.S. Treasury Notes 10 Year, September 2010	23,161,360	467,917
2,280	Short	U.S. Treasury Notes 2 Year, September 2010	(498,928,114)	(2,035,435)

		Net Unrealized Appreciation		$2,302,125

Interest Rate Swap Contract Open at June 30, 2010:

	NOTIONAL
	AMOUNT	FLOATING RATE	PAY/RECEIVE		TERMINATION	UNREALIZED
SWAP COUNTERPARTY	(000)	INDEX	FLOATING RATE	FIXED RATE	DATE	DEPRECIATION
Credit Suisse Group	$136,947	3 Month LIBOR	Receive	2.625%	03/11/15	$(4,112,519)

Zero Coupon Swap Contracts Open at June 30, 2010:

	NOTIONAL				UNREALIZED
	AMOUNT	FLOATING	PAY/RECEIVE	TERMINATION	APPRECIATION
SWAP COUNTERPARTY	(000)	RATE INDEX	FLOATING RATE	DATE	(DEPRECIATION)
Barclays Bank PLC	$34,630	3 Month LIBOR	Receive	11/15/19	$(4,465,345)

Barclays Bank PLC	34,630	3 Month LIBOR	Pay	11/15/19	823,224

Deutsche Bank AG	42,000	3 Month LIBOR	Pay	11/15/21	834,877

Deutsche Bank AG	42,000	3 Month LIBOR	Receive	11/15/21	(4,614,069)

Deutsche Bank AG	5,230	3 Month LIBOR	Receive	11/15/21	(124,179)

JPMorgan Chase Bank Group	20,250	3 Month LIBOR	Receive	08/15/20	(2,848,719)

JPMorgan Chase Bank N.A. Group	27,300	3 Month LIBOR	Receive	11/15/19	(3,301,077)

JPMorgan Chase Bank N.A. Group	33,430	3 Month LIBOR	Receive	11/15/21	(4,073,084)

	Net Unrealized Depreciation				$(17,768,372)

LIBOR — London Interbank Offered Rate.

Fund will make payments of $13,429,167, $18,113,896, $1,764,126, $10,377,262, $8,561,741 and $14,814,431, respectively, on termination date.

Fund will receive $9,509,398 and $14,025,373, respectively, on termination date.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Statements

Statement of Assets and Liabilities
June 30, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $1,356,414,230)	$1,403,233,049
Investment in affiliates, at value (cost $55,034,174)	55,806,307
Unrealized appreciation on open swap contracts	1,658,101
Receivable for:
Investments sold	170,939,491
Interest	6,051,529
Swap contracts termination	696,275
Shares of beneficial interest sold	266,893
Principal paydowns	220,323
Variation margin	65,599
Interest and dividends from affiliates	55,231
Periodic interest on open swap contracts	40,822
Prepaid expenses and other assets	107,924
Receivable from Distributor	932,798

Total Assets	1,640,074,342

Liabilities:
Unrealized depreciation on open swap contracts	23,538,992
Payable for:
Investments purchased	325,534,312
Shares of beneficial interest redeemed	1,796,931
Periodic interest on open swap contracts	1,109,503
Distribution fee	704,660
Investment advisory fee	472,416
Transfer agent fee	324,032
Dividends to shareholders	220,487
Administration fee	92,939
Accrued expenses and other payables	304,755

Total Liabilities	354,099,027

Net Assets	$1,285,975,315

Composition of Net Assets:
Paid-in-capital	$1,469,030,437
Net unrealized appreciation	28,012,186
Dividends in excess of net investment income	(2,095,141)
Accumulated net realized loss	(208,972,167)

Net Assets	$1,285,975,315

Class A Shares:
Net Assets	$118,930,386
Shares Outstanding (unlimited shares authorized, $.01 par value)	13,688,691
Net Asset Value Per Share	$8.69

Maximum Offering Price Per Share (net asset value plus 4.44% of net asset value)	$9.08

Class B Shares:
Net Assets	$964,605,277
Shares Outstanding (unlimited shares authorized, $.01 par value)	110,955,037
Net Asset Value Per Share	$8.69

Class C Shares:
Net Assets	$36,032,643
Shares Outstanding (unlimited shares authorized, $.01 par value)	4,111,471
Net Asset Value Per Share	$8.76

Class I Shares:
Net Assets	$166,407,009
Shares Outstanding (unlimited shares authorized, $.01 par value)	19,127,349
Net Asset Value Per Share	$8.70

Statement of Operations
For the six months ended June 30, 2010 (unaudited)

Net Investment Income:
Income
Interest	$21,513,974
Interest and dividends from affiliates	495,124

Total Income	22,009,098

Expenses
Investment advisory fee	2,698,041
Distribution fee (Class A shares)	154,632
Distribution fee (Class B shares)	1,298,970
Distribution fee (Class C shares)	134,910
Transfer agent fees and expenses	611,942
Administration fee	521,330
Custodian fees	75,370
Shareholder reports and notices	73,538
Professional fees	46,465
Trustees’ fees and expenses	33,262
Registration fees	26,773
Other	115,861

Total Expenses	5,791,094
Less: plan of distribution fee rebate (Class B shares)	(128,745)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(54,490)

Net Expenses	5,607,859

Net Investment Income	16,401,239

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	12,559,740
Investments in affiliates	21,122
Futures contracts	10,270,643
Swap contracts	(4,387,807)

Net Realized Gain	18,463,698

Change in Unrealized Appreciation/Depreciation on:
Investments	34,698,127
Investments in affiliates	996,619
Futures contracts	3,839,574
Swap contracts	(11,741,261)

Net Change in Unrealized Appreciation/Depreciation	27,793,059

Net Gain	46,256,757

Net Increase	$62,657,996

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2010	DECEMBER 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$16,401,239	$39,553,135
Net realized gain	18,463,698	78,750,675
Net change in unrealized appreciation/depreciation	27,793,059	(97,578,143)

Net Increase	62,657,996	20,725,667

Dividends to Shareholders from Net Investment Income:
Class A shares	(1,898,349)	(4,280,196)
Class B shares	(14,944,840)	(32,578,918)
Class C shares	(460,254)	(942,765)
Class I shares	(2,790,356)	(6,322,517)

Total Dividends	(20,093,799)	(44,124,396)

Net decrease from transactions in shares of beneficial interest	(115,738,489)	(263,806,135)

Net Decrease	(73,174,292)	(287,204,864)
Net Assets:
Beginning of period	1,359,149,607	1,646,354,471

End of Period (Including dividends in excess of net investment income of $2,095,141 and accumulated undistributed net investment income of $1,597,419, respectively)	$1,285,975,315	$1,359,149,607

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley U.S. Government Securities Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees; (6) swaps are marked-to-market daily based upon quotations from market makers; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swaps — The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) (“swaps”) primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

G. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

H. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended December 31, 2009 remains subject to examination by taxing authorities.

I. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

L. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

2. Fair Valuation Measurements
Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Long-Term Investments
U.S. Government Agencies & Obligations	$366,926,323	—	$366,926,323	—
U.S. Government Agencies - Mortgage-Backed Securities	744,140,375	—	744,140,375	—
Asset-Backed Securities	49,627,584	—	49,627,584	—
Collateralized Mortgage Obligation	6,449,949	—	6,449,949	—
Commercial Mortgage-Backed Securities	16,681,193	—	16,681,193	—
Municipal Bonds	57,601,975	—	57,601,975	—
Foreign Government Obligations	48,753,565	—	48,753,565	—

Total Long-Term Investments	1,290,180,964	—	1,290,180,964	—

Short-Term Investments
U.S. Government Obligations	155,900,584	—	155,900,584	—
Investment Company	12,957,808	$12,957,808	—	—

Total Short-Term Investments	168,858,392	12,957,808	155,900,584	—

Futures	4,337,560	4,337,560	—	—
Zero Coupon Swaps	1,658,101	—	1,658,101	—

Total	$1,465,035,017	$17,295,368	$1,447,739,649	—

Liabilities:
Futures	$(2,035,435)	$(2,035,435)	—	—
Interest Rate Swaps	(4,112,519)	—	$(4,112,519)	—
Zero Coupon Swaps	(19,426,473)	—	(19,426,473)	—

Total	$(25,574,427)	$(2,035,435)	$(23,538,992)	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2010, the Fund did not have any investments transfer between valuation levels.
3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures  To hedge against adverse interest rate and market risks on portfolio position or anticipated positions in U.S. Government securities, the Fund may enter into interest rate, swap and Eurodollar futures contacts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the six months ended June 30, 2010, were as follows:

NUMBER OF
CONTRACTS
Futures, outstanding at beginning of the period	3,453
Futures opened	18,332
Futures closed	(17,242)

Futures, outstanding at end of the period	4,543

Options  For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Fund and the price of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

There were no options transactions for the six months ended June 30, 2010.

Swaps  The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) (“swaps”) and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

Transactions in swap contracts for the six months ended June 30, 2010, were as follows:

NOTIONAL
AMOUNT
(000’S)

Swaps, outstanding at beginning of period	$796,669
Swaps opened	509,579
Swaps closed	(929,831)

Swaps, outstanding at end of period	$376,417

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2010.

	ASSET DERIVATIVE			LIABILITIES DERIVATIVE
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE		BALANCE SHEET LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	$4,337,560	†	Variation margin	$(2,035,435)†
	Unrealized appreciation on open swap contracts	1,658,101		Unrealized depreciation on open swap contracts	(23,538,992)

		$5,995,661			$(25,574,427)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended June 30, 2010.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$10,270,643	$(4,387,807)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$3,839,574	$(11,741,261)

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% to the portion

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% to the portion of the daily net assets exceeding $12.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 0.75% (0.65% on amounts over $10 billion) of the average daily net assets of Class B shares; and (iii) Class C – up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at June 30, 2010.

The Fund’s Distributor is currently waiving the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for at least one year or until such time that the Fund’s Board of Trustees acts to discontinue such waiver when it deems that such action is appropriate. For the six months ended June 30, 2010, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At June 30, 2010, included in the Statement of Assets and Liabilities, is a receivable from the Fund’s Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

what is referred to as a “reimbursement plan”, the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of June 30, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2010, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $215, $105,140 and $2,570, respectively and received $1,974 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the six months ended June 30, 2010, advisory fees paid were reduced by $54,490 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are included in “interest and dividends from affiliates” in the Statement of Operations and totaled $9,460 for the six months ended June 30, 2010. During the six months ended June 30, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $482,906,001 and $587,745,732, respectively.

The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the six months ended June 30, 2010 aggregated $2,000,418,698 and $2,115,711,585 respectively.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

The Fund had the following transactions with Citigroup, Inc., an affiliate of the Investment Adviser, Administrator and Distributor for the six months ended June 30, 2010.

SALES	REALIZED GAIN	INCOME	VALUE
$2,050,280	$21,122	$485,664	$42,848,499

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2010, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $14,859. At June 30, 2010, the Fund had an accrued pension liability of $105,860, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.
8. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	JUNE 30, 2010		DECEMBER 31, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	760,774	$6,508,026	3,092,507	$26,050,907
Reinvestment of dividends	217,724	1,854,961	501,995	4,232,117
Redeemed	(3,047,850)	(25,907,622)	(6,941,816)	(58,503,324)

Net decrease – Class A	(2,069,352)	(17,544,635)	(3,347,314)	(28,220,300)

CLASS B SHARES
Sold	1,029,404	9,000,706	3,450,641	29,113,801
Reinvestment of dividends	1,632,382	13,918,458	3,643,142	30,737,538
Redeemed	(12,070,837)	(102,685,442)	(27,640,878)	(233,188,569)

Net decrease – Class B	(9,409,051)	(79,766,278)	(20,547,095)	(173,337,230)

CLASS C SHARES
Sold	174,854	1,512,468	633,615	5,400,231
Reinvestment of dividends	51,183	439,911	107,824	917,292
Redeemed	(483,276)	(4,146,350)	(1,102,837)	(9,382,153)

Net decrease – Class C	(257,239)	(2,193,971)	(361,398)	(3,064,630)

CLASS I SHARES
Sold	296,014	2,553,922	955,535	8,074,707
Reinvestment of dividends	290,414	2,477,603	672,450	5,677,815
Redeemed	(2,498,880)	(21,265,130)	(8,640,596)	(72,936,497)

Net decrease – Class I	(1,912,452)	(16,233,605)	(7,012,611)	(59,183,975)

Net decrease in Fund	(13,648,094)	$(115,738,489)	(31,268,418)	$(263,806,135)

9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2010 (unaudited) continued

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), capital loss deferrals on straddles and wash sales, mark-to-market of open futures contracts and book amortization of premiums on debt securities.
10. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

Morgan Stanley U.S. Government Securities Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.41		$8.53		$9.09		$8.98		$9.09	$9.15

Income (loss) from investment operations:
Net investment income	0.10		0.21		0.28		0.37		0.33	0.31
Net realized and unrealized gain (loss)	0.31		(0.08)		(0.49)		0.15		(0.07)	0.00

Total income (loss) from investment operations	0.41		0.13		(0.21)		0.52		0.26	0.31

Less dividends from net investment income	(0.13)		(0.25)		(0.35)		(0.41)		(0.37)	(0.37)

Net asset value, end of period	$8.69		$8.41		$8.53		$9.09		$8.98	$9.09

Total Return(1)	4.88	%(5)	1.42%		(2.17)%		5.99%		3.01%	3.47%
Ratios To Average Net Assets(2):
Total expenses	0.89	%(3)(6)	0.91	%(3)	0.88	%(3)	0.91	%(3)	0.89%	0.87%
Net investment income	2.49	%(3)(6)	2.63	%(3)	3.53	%(3)	4.34	%(3)	3.88%	3.37%
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.01%		0.01%		0.00	%(4)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$118,930		$132,472		$163,006		$193,831		$1,442,660	$1,781,950
Portfolio turnover rate	152	%(5)	375%		313%		179%		78%	182%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Amount is less than 0.01%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.41		$8.54		$9.10		$8.99		$9.10	$9.17

Income (loss) from investment operations:
Net investment income	0.11		0.21		0.29		0.37		0.35	0.32
Net realized and unrealized gain (loss)	0.30		(0.09)		(0.50)		0.16		(0.06)	(0.01)

Total income (loss) from investment operations	0.41		0.12		(0.21)		0.53		0.29	0.31

Less dividends from net investment income	(0.13)		(0.25)		(0.35)		(0.42)		(0.40)	(0.38)

Net asset value, end of period	$8.69		$8.41		$8.54		$9.10		$8.99	$9.10

Total Return(1)	4.89	%(6)	1.43%		(2.24)%		6.06%		3.28%	3.46%
Ratios To Average Net Assets(2):
Total expenses	0.88	%(3)(4)(7)	0.90	%(3)(4)	0.86	%(3)	0.87	%(3)	0.64%	0.72%
Net investment income	2.50	%(3)(4)(7)	2.64	%(3)(4)	3.55	%(3)	4.38	%(3)	4.13%	3.52%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.01%		0.01%		0.00	%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$964,605		$1,012,509		$1,202,969		$1,566,484		$588,080	$783,193
Portfolio turnover rate	152	%(6)	375%		313%		179%		78%	182%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME (LOSS) RATIO
June 30, 2010	0.91%	2.47%
December 31, 2009	0.94	2.60

(5)	Amount is less than 0.01%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.48		$8.61		$9.17		$9.06		$9.17	$9.23

Income (loss) from investment operations:
Net investment income	0.08		0.17		0.24		0.32		0.29	0.27
Net realized and unrealized gain (loss)	0.31		(0.09)		(0.49)		0.16		(0.07)	0.00

Total income (loss) from investment operations	0.39		0.08		(0.25)		0.48		0.22	0.27

Less dividends from net investment income	(0.11)		(0.21)		(0.31)		(0.37)		(0.33)	(0.33)

Net asset value, end of period	$8.76		$8.48		$8.61		$9.17		$9.06	$9.17

Total Return(1)	4.60	%(5)	0.93%		(2.72)%		5.45%		2.62%	2.87%
Ratios To Average Net Assets(2):
Total expenses	1.39	%(3)(6)	1.41	%(3)	1.38	%(3)	1.42	%(3)	1.39%	1.33%
Net investment income	1.99	%(3)(6)	2.13	%(3)	3.03	%(3)	3.83	%(3)	3.38%	2.91%
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.01%		0.01%		0.00	%(4)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$36,033		$37,048		$40,707		$47,644		$53,582	$68,513
Portfolio turnover rate	152	%(5)	375%		313%		179%		78%	182%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Amount is less than 0.01%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.42		$8.54		$9.10		$8.98		$9.09	$9.16

Income (loss) from investment operations:
Net investment income	0.12		0.23		0.31		0.39		0.35	0.32
Net realized and unrealized gain (loss)	0.30		(0.08)		(0.50)		0.16		(0.06)	0.00

Total income (loss) from investment operations	0.42		0.15		(0.19)		0.55		0.29	0.32

Less dividends from net investment income	(0.14)		(0.27)		(0.37)		(0.44)		(0.40)	(0.39)

Redemption fees	—		—		—		0.01		—	—

Net asset value, end of period	$8.70		$8.42		$8.54		$9.10		$8.98	$9.09

Total Return(1)	5.01	%(5)	1.67%		(1.92)%		6.37%		3.27%	3.59%
Ratios to Average Net Assets(2):
Total expenses	0.64	%(3)(6)	0.66	%(3)	0.63	%(3)	0.67	%(3)	0.64%	0.62%
Net investment income	2.74	%(3)(6)	2.88	%(3)	3.78	%(3)	4.58	%(3)	4.13%	3.62%
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.01%		0.01%		0.00	%(4)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$166,407		$177,120		$239,673		$316,631		$217,115	$189,425
Portfolio turnover rate	152	%(5)	375%		313%		179%		78%	182%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Amount is less than 0.01%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley U.S. Government Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.   In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley U.S. Government Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley U.S. Government Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
U.S. Government
Securities Trust

Semiannual
Report

June 30, 2010

USGSAN
IU10-02984P-Y06/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley U.S. Government Securities Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2010

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